Income tax (Tables)	12 Months Ended
Sep. 30, 2024
Income tax
Summary of income tax

	2024	2023	2022
	$'000	$'000	$'000
The tax (charge)/credit on the profit/(loss) on ordinary activities for the year was as follows:
Current tax	—	—	—
Deferred Tax	—	—	—
Income tax	—	—	—

Summary of factors affecting tax charge/credit for the year

	2024	2023	2022
	$'000	$'000	$'000
Profit / (Loss) from continuing operations	(23,977)	(74,049)	53,408
Tax at the applicable rate of 25% (2023 - 22%)	(5,994)	(16,291)	10,148
Disallowable expenditure	1,320	238	318
Difference in tax rate between UK and other jurisdictions	(18)	(344)	668
Fixed asset timing differences	114	23	—
Other differences	9	38	6
Difference in rates between current and deferred tax	—	(1,490)	(1,527)
Unutilised tax losses on which deferred tax is not recognised	4,983	13,267	8,517
Deferred tax not recognised in respect of share options	(414)	4,559	4,176
R&D tax credit	—	141	—
Fair valuation of warrants	—	—	(22,305)
Total tax	—	141	—